                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                 _________________


                        DATE OF REPORT:  November 8, 1999

                         Commission File Number: 0-22299


                              SAXTON INCORPORATED
              (Exact name of registrant as specified in its charter)

                 NEVADA                                  88-0223654
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                       5440 West Sahara Ave., Third Floor
                            Las Vegas, Nevada 89146
                                (702) 221-1111
          (Address and telephone number of principal executive offices)

ITEM 5.  OTHER EVENTS.

     On December 20, 1999, the Company issued the attached press release.


ITEM 7(c).  EXHIBITS.


Number           Description                               Method of Filing
------           -----------                               ----------------
10.19            Press Release dated December 20, 1999     Filed herewith



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 20, 1999               SAXTON INCORPORATED
                                       (Registrant)



                                       By:   /s/ James C. Saxton
                                             -----------------------------------
                                             James C. Saxton
                                             Chairman of the Board, President,
                                             Chief Executive Officer and Interim
                                             Chief Financial Officer





                                       2